UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________________

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2005

Voxware, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-021403	36-3934824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(609) 514-4100
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02. Unregistered Sale of Equity Securities.

On January 26, 2005, the Board of Directors of Voxware, Inc. approved the grant of options to 58 employees to purchase an aggregate of 36,629,514 shares of common stock of the Company under the Company's 2003 Incentive Stock Option Plan. These options were granted as part of the 2004 bonus plan for existing employees and to new employees pursuant to their various offers of employment. Such options have an exercise price of $0.02 per share with a typical vesting schedule ranging between three and one-half to four years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOXWARE, INC.

Date: February 9, 2005	By:	/s/ Thomas J. Drury, Jr.
Name: Thomas J. Drury, Jr. Title: President and Chief Executive Officer